                                                                    EXHIBIT 23.1


STEGMAN & COMPANY
405 East Joppa Road
Suite 200
Baltimore, MD 21286


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


        We consent to the incorporation by reference in this Registration Statement on Form S-3 pertaining to Celsion Corporation of our report dated October 20, 2000 with respect to the financial statements of Celsion Corporation included in its Annual Report on Form 10-K for the year ended September 30, 2000 filed with the Securities and Exchange Commission.


                                                   /s/ Stegman & Company


Baltimore, Maryland
July 16, 2001